May 23, 2024

WESTWOOD CAPITAL APPRECIATION AND INCOME FUND

Class A Shares Ticker Symbol:  WWTAX

Class C Shares Ticker Symbol:  WTOCX

Institutional Shares Ticker Symbol:  WLVIX

A Series of Ultimus Managers Trust

Supplement to the Prospectuses and Statement of Additional Information

dated February 28, 2024, as supplemented

This supplement updates certain information in the Prospectuses and Statement of Additional Information (“SAI”) for the Westwood Capital Appreciation and Income Fund (the “Fund”), a series of Ultimus Managers Trust, as set forth below.  For more information on the Fund or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit the Fund’s website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

The following changes are made in the Prospectuses and SAI for the Fund:

After the close of business on May 24, 2024, the Fund will discontinue all sales of its shares, except shares purchased by existing shareholders through an established automatic investment plan, or shares acquired through the reinvestment of dividends and distributions. Existing shareholders may continue to redeem their shares of the Fund in accordance with the Fund’s Prospectuses.

Investors Should Retain this Supplement for Future Reference.